SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2004


                                GSE Systems, Inc.

             (Exact name of registrant as specified in its charter)
Delaware                          0-26494               52-1868008
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(State or other jurisdiction     (Commission         (I.R.S. employer
   of incorporation)             file number)        identification no.)

9189 Red Branch Road, Columbia, MD                21045
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(Address of principal executive offices)          (zip code)


Registrant's telephone number, including area code: (410) 772-3500

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(Former name or former address, if changed since last report)


Item 5.  Other Events


                              http://www.gses.com


AT THE COMPANY
John V. Moran
Chief Executive Officer
410-772-3589


FOR IMMEDIATE RELEASE


                 GSE Systems Announces Multiple Contract Awards

Columbia, Maryland April 26, 2004 - GSE Systems, Inc. (GSE) (AMEX:GVP), a leading global provider of real-time simulation systems for the energy, process, manufacturing and government sectors, announced the award of several recent simulation projects. The total estimated value of the contracts exceeds $3 million.

The company received contracts for modifications, enhancements and technology licenses for simulators in Ukraine and Bulgaria purchased through Battelle's Pacific Northwest National Laboratory. In addition, the company received several simulator modification contracts for advanced models and services in the US, Europe and Asia. Several customers also renewed their annual simulator maintenance contracts, which provide simulator services and annual updates to the latest simulation technology. Finally, the company received a contract to upgrade a fossil plant simulator initially installed in the 1980s. These projects are expected to be implemented over the course of the next year.


GSE Systems, Inc. is a real-time simulation company with three decades of experience, over 250 applications, and 100 customers in more than 25 countries. GSE's software, hardware and integrated solutions leverage proven technologies to deliver real-world business advantages to the energy, process, manufacturing and government sectors worldwide .GSE Systems is headquartered in Columbia, Maryland with offices in St. Mary's, GA. and global locations in Sweden, Japan and China. Information about GSE Systems is available via the Internet at http://www.gses.com.


The forward-looking statements contained herein reflect GSE's management's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, all of which are difficult to predict and many of which are beyond the control of GSE, including, but not limited to the risks and uncertainties detailed in GSE's periodic reports and registration statements filed with the Securities and Exchange Commission

If any one or more of these expectations and assumptions proves incorrect, actual results will likely differ materially from those contemplated by the forward-looking statements. Even if all of the foregoing assumptions and expectations prove correct, actual results may still differ materially from those expressed in the forward-looking statements as a result of factors we may not anticipate or that may be beyond our control. While we cannot assess the future impact that any of these differences could have on our business, financial condition, results of operations and cash flows or the market price of shares of our common stock, the differences could be significant. We do not undertake to update any forward-looking statements made by us.